UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

      .

Preliminary Information Statement

      .

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

  X .

Definitive Information Statement

WELLNESS CENTER USA, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

  X .

No fee required

      .

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies: common stock, par value $.001 per share

(2)

Aggregate number of securities to which transaction applies: ___

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________

(4)

Proposed maximum aggregate value of transaction: ______

Total fee paid: ________

      .

Fee paid previously with preliminary materials.

      .

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: none.

(2)

Form, Schedule or Registration Statement No.: 14C

(3)

Filing Party: Wellness Center USA, Inc.

(4)

Date Filed:

WELLNESS CENTER USA, INC.
2500 West Higgins Road, Ste. 780, Hoffman Estates, IL, 60169

(847) 925-1885

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

Dear Stockholder:

On January 12, 2017, our Board of Directors unanimously approved, subject to stockholder approval, an amendment of our Articles of Incorporation to increase our total authorized capital stock from 75,000,000 shares to 185,000,000 shares in connection with an increase in our authorized common stock from 75,000,000 shares to 185,000,000 common shares. On January 12, 2017, holders of a majority of the outstanding shares of voting capital stock executed written stockholder consents approving the amendment.

Pursuant to the provisions of the General Corporation Law of Nevada and our Articles of Incorporation, the holders of at least a majority of the outstanding shares of common stock are permitted to approve the amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of our Company. This written consent assures that the amendment will occur without your vote. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement must be sent to our holders of common stock who do not sign the written consent at least twenty (20) days prior to the effective date of the action. This notice, which is being sent to all holders of common stock of record on January 12, 2017, is intended to serve as such notice under Nevada law and as the information statement required by the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Very truly yours,

/s/ Andrew J. Kandalepas

Chairman

WELLNESS CENTER USA, INC.

2500 West Higgins Road, Ste. 780, Hoffman Estates, IL, 60169

(847) 925-1885

INFORMATION STATEMENT

This information statement is being furnished to the holders of common stock in Wellness Center USA, Inc., a Nevada corporation (the “Company”), in connection with our prior receipt of approval by written consent of the holders of a majority of our common stock of a proposal to increase the number of shares of capital stock that we have authority to issue from 75,000,000 to 185,000,000 in connection with an increase in our authorized common stock from 75,000,000 shares to 185,000,000 shares. Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained and this information statement is furnished solely for the purpose of informing our holders of common stock, in the manner required under the Exchange Act, of the corporate action described herein.

The mailing of this information statement is first being mailed to holders of common stock on or about January 19, 2017. Under applicable federal securities laws, the amendment of our Articles of Incorporation cannot be effected until at least 20 days after this information statement is sent or given to our holders of common stock. We will pay the expenses of furnishing this information statement, including the cost of preparing, assembling and mailing this information statement. We may use our transfer agent to assist us in this endeavor.

Action by Written Consent, Record Date, Outstanding Shares and Required Vote

Pursuant to the provisions of the General Corporation Law of Nevada and our Articles of Incorporation, the holders of at least a majority of the outstanding common stock are permitted to approve the amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of our Company.

Our Board of Directors fixed the close of business on January 12, 2017 as the record date for the determination of holders of common stock entitled to receive notice of the amendment of our Articles of Incorporation by written stockholder consent. As of the record date, we had 74,968,352 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote per share. The affirmative vote of a majority of the outstanding shares of common stock was required to approve the amendment of our Articles of Incorporation increasing our total authorized capital stock and the number of authorized shares of our common stock.

Amendment of Articles of Incorporation to Increase Authorized Common Stock

We are currently authorized to issue 75,000,000 shares of common stock, par value $0.001 per share. Subject to the approval of the stockholders, on January 12, 2017, our Board of Directors approved an amendment to our Articles of Incorporation to increase our total authorized capital stock from 75,000,000 shares to 185,000,000 shares in connection with an increase in the number of authorized shares of common stock from 75,000,000 shares to 185,000,000 shares.

As of January 12, 2017, the proposal was approved by written consent of the holders of a majority of our common stock. The proposal will be effectuated by amending the first sentence of Article III “Capital Stock” Section A. “Common Stock” of our Articles of Incorporation to read as follows: “Section 3 is amended to increase the number of voting common stock (“Common Stock”) authorized to be issued by the Corporation to 185,000,000 shares $.001 par value Common Stock.” The increase in our authorized capital stock and the number of authorized shares of our common stock will be effective upon filing the amendment to our Articles of Incorporation, in the form attached hereto as Exhibit A, with the Secretary of State of the State of Nevada.

Summary Information in Question and Answer Format

The following information in question and answer format, summarizes many of the material terms of the Company’s amendment to its Articles of Incorporation.

What Vote Is Required to Approve the Amendment?

Approval of the amendment requires the affirmative vote of the holders of not less than a majority of the Company’s outstanding common stock.

What Constitutes a Majority of the Company’s Outstanding Common Stock?

On January 12, 2017, the Company had 74,968,352 shares of common stock issued and outstanding, of which 37,484,177 constitutes a majority.

Who Voted in Favor of the Amendment?

Stockholders owning an aggregate of 40,566,138 shares of our common stock voted to approve the amendment by written consent. Those shares combined represent 54.2% of the voting power of our outstanding common stock. A schedule of the stockholders that voted in favor of the amendment, and their respective votes, is attached hereto as Exhibit B.

Will the Stockholders that Voted in favor of the Amendment have any Special Interest in the Action Taken?

None of the stockholders that voted in favor of the amendment will have any interest in the action taken that differs from the interest of all stockholders of the Company.

Why isn’t the Company Holding a Stockholders Meeting to Vote on the Amendment?

Nevada law requires that a majority of shares of common stock vote to approve the amendment and permits approval by written consent in lieu of a meeting. The stockholders voting in favor of the amendment represent 54.2% of the voting power of our common stock, or a majority of the voting power of our common stock. Approving a transaction by the written consent of stockholders is faster and less expensive than distributing a notice of meeting and proxy statement, and conducting a stockholders meeting; consequently, management and the Board of Directors decided to obtain approval by written consent in lieu of a meeting.

Why is the Amendment being Undertaken?

The amendment is being undertaken to make additional shares available for issuance from time to time for corporate purposes such as raising additional capital, making strategic acquisitions, and employee recruitment and retention.

Do Stockholders Have Dissenters’ or Appraisal Rights regarding the Adoption of the Amendment?

Stockholders do not have dissenters’ or appraisal rights under Nevada law regarding approval of the amendment.

What are the Income Tax Consequences regarding the Adoption of the Amendment?

There will be no federal or state income tax consequences to our stockholders as a result of the amendment.

Voting Securities and Principal Holders Thereof

The following table presents certain information regarding the beneficial ownership of all shares of common stock as of January 12, 2017, for each executive officer and director of our Company and for each person known to us who owns beneficially more than five percent (5%) of the issued and outstanding shares of our common stock.

Name and Address of Beneficial Owner (1)	Number of Shares (2)	Options to Acquire Number of Shares (2)	Warrants to Acquire Number of Shares (2)	Number of Shares Inclusive of Options and Warrants	Percentage (%) of Security Ownership
Andrew J. Kandalepas, Chairman, President and CEO (*)	5,265,000	-	-	5,265,000	3.90%

Dr. Jay Joshi, Director (*)	5,283,334	1,400,000	-	6,683,334	4.95%

Ricky Howard (*)	-	562,500	-	562,500	0.42%

Officers and Directors as a group	10,773,334	2,062,500	-	12,510,834	9.26%

Total issued and outstanding	74,968,352	5,227,500	54,938,158	135,134,010	100.00%

(1)

Except as otherwise noted below, the address of each of the persons shown in the above table is c/o Wellness Center USA, Inc. 2500 West Higgins Road, Ste. 780, Hoffman Estates, IL, 60169.

(2)

Includes, where applicable, shares of common stock issuable upon the exercise of options or warrants to acquire common stock held by such person that may be exercised within sixty (60) days after September 30, 2016. Also includes unvested shares of restricted stock as to which such person has voting power but no dispositive power. Unless otherwise indicated, we believe that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially owned by them.

Description of Common Stock

Holders of shares of common stock have full voting rights, one vote for each share held of record. Stockholders are entitled to receive dividends as may be declared by the Board out of funds legally available therefore and share pro rata in any distributions to stockholders upon liquidation. Stockholders have no conversion, pre-emptive or subscription rights.

Approval of the Board of Directors and Stockholders

The Board of Directors of the Company, after careful consideration, has approved the amendment and has recommended that the Company’s stockholders vote in favor of its adoption. On January 12, 2017, stockholders holding a majority of the Company’s outstanding common stock executed written consents approving the amendment and in lieu of a stockholders’ meeting.

No Dissenters’ or Appraisal Rights

Stockholders do not have dissenters’ or appraisal rights under Nevada law regarding approval of the amendment.

Federal Income Tax Consequences

There will be no federal or state income tax consequences to our stockholders as a result of the amendment.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-(202) 942-8088. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

Respectfully submitted,

WELLNESS CENTER USA, INC.

Date: January 18, 2017

By: /s/ Andrew J. Kandalepas

Chairman

EXHIBIT A– WELLNESS CENTER USA, INC. AMENDMENT

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Wellness Center USA, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Section 3 is amended to increase the total number of voting common stock ("Common Stock") authorized to be issued by the Corporation to 185,000,000 shares of $0.001 par value Common Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: 1-12-2017 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

EXHIBIT B- WELLNESS CENTER USA, INC. STOCKHOLDER CONSENTS

Name	Amt. Shares	Remarks
William Darling	185,000	
Mark Razdolsky	297,050	
William Kingsford	1,182,778	
John L Miller	326,500	
Steven R. Smolek	51,583	
Roy M. Harsch	800,000	
Thomas E. Scott	611,585	
Mark R. Schab	53,574	
Edmund Rimkus	298,323	
Raymond Rettig	400,000	
Rick Jones	2,696,017	
Geroge F. Johnson	150,024	
Walter Shultz	1,045,000	
Dennis Bouros	552,916	
John Tzortzis	620,000	
Paul Jones	1,193,804	
Bryan Flerry	112,500	
Brian Schubert	589,433	
Edwin E. Fromer	134,500	
Gran Nixon	1,000,000	
Peter A. Kourtis	500,000	
Jason Ray	382,131	
John A. Yorke	285,000	
Thad Lillis	244,444	
Christopher Beard	266,667	
Glenn Mueller	931,375	Paraon Group Northridge Holdings
Glenn Mueller	500,000	IRA Account
Glenn Mueller	450,000	Ridgeview Grc Northridge Holdings
Carolyn Higgins	152,830	
Chad Whalen	1,362,017	
Douglas M. Lesak	640,533	
Jaspal Singh	295,000	
Anthony Glassman	113,000	
Andrew J. Sampalis DDS	369,817	
Jay Joshi	5,283,334	
Charles Wochele	520,000	
Raymond Sutch	900,000	
Calvin R. O'Harrow	6,580,000	Ind., Trustee & IRA
Arthur Douglas & Associates Inc.	950,000	
Peter M. Tsolinas	2,274,403	
Andrew Kandalepas	5,265,000	
TOTAL	**40,566,138**